EXHIBIT 32.2
                                                                    ------------



                                  CERTIFICATION


            The  undersigned   officer  of   Abitibi-Consolidated   Inc.  (the
"Company"), does hereby certify that to the best of my knowledge:


            1. the Report on Form 6-K of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 31, 2006

(s) PIERRE ROUGEAU
-----------------------------
Pierre Rougeau
Senior Vice-President, Corporate Development and
Chief Financial Officer